UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2018

Comcast Corporation

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Comcast Corporation (“Comcast”) on October 9, 2018 to include the historical financial statements of Sky plc (“Sky”), the business which Comcast obtained a controlling interest in on October 9, 2018, and the unaudited pro forma financial information required pursuant to Item 9.01(a) and Item 9.01(b) of Form 8-K, and exhibits under Item 9.01(d) of Form 8-K.

The historical financial statements of Sky have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board. The unaudited pro forma financial information contains pro forma adjustments to reflect the acquisition and the purchasing accounting adjustments related thereto, and to reconcile the differences between the historical amounts presented in Sky’s historical financial statements under IFRS and those historical amounts as if they had been presented in accordance with generally accepted accounting principles in the United States. Additionally, the unaudited pro forma financial information contains adjustments related to the borrowings to fund the acquisition.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited consolidated financial statements of Sky plc as of and for the year ended June 30, 2018 are attached to this Form 8-K/A as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro forma financial information

Comcast’s unaudited pro forma condensed combined statements of income for the six months ended June 30, 2018 and for the year ended December 31, 2017, and Comcast’s unaudited pro forma condensed combined balance sheet as of June 30, 2018, that give effect to the acquisition of Sky, are attached as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Deloitte LLP, independent auditors for Sky

99.1	Audited consolidated financial statements of Sky plc as of and for the year ended June 30, 2018

99.2	Comcast’s unaudited pro forma condensed combined statements of income for the six months ended June 30, 2018 and for the year ended December 31, 2017, and Comcast’s unaudited pro forma condensed combined balance sheet as of June 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: December 18, 2018	By:	/s/ Daniel C. Murdock
Daniel C. Murdock
Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)